UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2024

Duolingo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40653	45-3055872
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
5900 Penn Avenue
Pittsburgh, Pennsylvania 15206
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 567-6602

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DUOL	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K filed by Duolingo, Inc. (the “Company” or “Duolingo”) on May 8, 2024 (the “Original 8-K”). Except as provided below, the Original 8-K is otherwise unaltered by this Amendment.

Item 2.02 Results of Operations and Financial Condition

On May 8, 2024, Duolingo, Inc. (the “Company”) issued a press release announcing the financial results of the Company for the three months ended March 31, 2024 (the “Earnings Release”) and furnished with the Original 8-K as Exhibit 99.2 thereto (the “Original 8-K Exhibit”) a Shareholder Letter, dated May 8, 2024 (the “Original Shareholder Letter”). The Original Shareholder Letter was also posted to the Company’s website at investors.duolingo.com. On May 9, 2024, the Company learned of a technical error with the system through which the Original 8-K was filed with the SEC’s EDGAR system and that the information contained in the bar charts shown on page 9 of the Original 8-K Exhibit and in the bar charts under the heading “Non-GAAP Operating Expenses (% of Revenue)” on page 10 of the Original 8-K Exhibit were not correctly reflected. The sole purpose of this Amendment is to correct the Original 8-K Exhibit so that the bar charts are correctly reflected in the version of the Original Shareholder Letter on file with the SEC. The Original Shareholder Letter posted to the Company’s website correctly reflects these bar charts and remains unchanged. No other information in the Original 8-K Exhibit was incorrectly presented. This Amendment should be read in conjunction with the Earnings Release.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.2	Shareholder Letter, dated May 8, 2024, as corrected
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUOLINGO, INC.

Date: May 9, 2024	By:	/s/ Matthew Skaruppa
Matthew Skaruppa
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)